UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2014

CHANCELLOR GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-30219	87-0438647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Taylor Street, Plaza Two – Suite 200
Amarillo, Texas 79101
(Address of Principal executive offices, including Zip Code)

(806) 322-2731
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Gryphon Production Company, LLC (“Gryphon”), a wholly-owned subsidiary of Chancellor Group, Inc., a Nevada corporation (“Chancellor”), entered into an Assignment and Bill of Sale (the “Assignment”) with S & W Oil & Gas, LLC (“S&W”), pursuant to which Gryphon agreed to sell to S&W all of Gryphon’s interest in certain oil and gas leases covering lands in Gray County, Texas, and all of Gryphon’s property located on those lands, including four oil wells and one water disposal well (collectively, the “Assets”), for $95,000 in cash.  After deducting agent’s commissions, the net proceeds to Gryphon are $88,350.

The Assignment was dated July 21, 2014, but Chancellor did not receive the executed copy from S&W until July 24, 2014.  Under the Assignment, the transfer of the Assets has an effective date of July 1, 2014.

The foregoing description of the Assignment is qualified in its entirety by the full text of the Assignment attached hereto as Exhibit 10.1.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 8.01. Other Events.

The sale of the Assets represents the sale of substantially all of Chancellor’s oil and gas assets.  Following the sale, Chancellor intends to investigate other oil and gas opportunities and to continue its efforts to develop the business of its subsidiaries, Pimovi, Inc. and The Fuelist, LLC.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical fact, made in this Current Report on Form 8-K are forward looking and subject to change.  Examples of forward-looking statements include statements related to Chancellor’s future economic performance (including anticipated revenues and earnings) and business plans and objectives.  These forward-looking statements are subject to business and economic risk and reflect management’s current expectations, and involve subjects that are inherently uncertain and difficult to predict.  Chancellor’s actual results could differ materially from expected results expressed in forward-looking statements.  Chancellor will not necessarily update information if any forward-looking statement later turns out to be inaccurate.  Risks and uncertainties that may affect future results include, but are not limited to, those discussed in Chancellor’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014 as filed with the Securities and Exchange Commission (“SEC”) on May 15, 2014, as well as in Chancellor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as filed with the SEC on March 31, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Assignment and Bill of Sale

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 25, 2014

CHANCELLOR GROUP, INC.

By:	/s/ Maxwell Grant
Maxwell Grant
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Assignment and Bill of Sale